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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 28, 1999
                                                 -----------------------------


                                  MINIMED INC.
             (Exact Name of Registrant as Specified in its Charter)




        Delaware                         0-26268               95-4408171
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(State or Other Jurisdiction           (Commission           (IRS Employer
    of Incorporation)                  File Number)         Identification No.)


12744 San Fernando Road, Sylmar, California                      91342
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code          (818) 362-5958
                                                   -----------------------------




                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

     MiniMed has changed the date of its 2000 Annual Meeting of the Stockholders (the "2000 Annual Meeting") from May 18, 2000, to June 22, 2000. The 2000 Annual Meeting will be held at 10:00 A.M. on June 22, 2000 at a location to be determined.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 28, 1999                 MINIMED INC.


                                        By:   /s/ Eric S. Kentor
                                              ------------------------------
                                        Name: Eric S. Kentor
                                        Its:  Senior Vice President, General
                                              Counsel and Secretary







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